SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
240.14a-12


                  Airnet Systems, Inc.
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            (Name of Registrant as Specified in its Charter)

                   Phillip Goldstein
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   (Name of Person(s) Filing Proxy Statement if other than the
Registrant)


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  AUTHORIZATION BY PHILLIP GOLDSTEIN, ANDREW DAKOS AND PACIFIC
   COAST INVESTMENT PARTNERS, LP TO CALL A SPECIAL MEETING OF
              STOCKHOLDERS OF AIRNET SYSTEMS, INC.

Our names are Phillip Goldstein, Andrew Dakos and Pacific Coast Investment Fund, L.P. ("PCI Fund"). James M. Chadwick. We are stockhareholders of Airnet Systems, Inc. ("Airnet"). We are sending this soliciting material to stockholders of Airnet of record as ofon April 11--, 2005, a date we arbitrarily selected. We are soliciting your authorization to request that a special meeting of stockholders be held to remove all five of the Airnet's directors and to elect their replacements. In each of the last six years, an annual meeting to elect all directors for one year has been been called in April and held no later than June 4. Under Airnet's code of regulations, which are attached hereto as Exhibit 1, stockholders may remove any director for cause at any time and elect a replacement. We believe the directors should be removed and their replacements We believe that a special meeting is necessary elected because the directorsy have effectively extended their tenure unilaterally by failinged to address and remedy serious concerns relating to the direction and management of the Company. They have also failed to confirm that they will timely call an annual meeting the shareholdersstockholders this year to elect directors, which such meeting has historically been called in April of the relevant year., or provide a valid business reason why such a meeting should be delayed; other than for the purpose of preventing the shareholders from having a voice in and voting on the governance of their company. If a special meeting is called, we intend to distribute a notice of the meeting to stockhareholders (unless management does so) and to solicit proxies to remove the directors and to elect nominees whom we have not yet selected to be elected to replace them. In connection with that proposal we intend to distributeOur proxy soliciting material that will set forth in full the reasons for removing the existing directors and replacing them with our nominees.
..
This authorization statement and the enclosed authorization card are first being sent to stockhareholders of Airnet on or about May 4--, 2005.

If you return an authorization card to us or to our agentin the enclosed self-addressed envelope, your shares will be aggregated with those of all other stockhareholders that also return an authorization card. According to Airnet's code of regulations, a special meeting of stockholders must be held if requested by stockthe holders of at least 50% of all outstanding shares (which totaled 10,118,583 as of March 28, 2005). You may revoke your authorization by delivering a written revocation to us or to our agentat any time. However, if and when . If and when we have received unrevoked authorization cards from the stockholders owningof at least 50% of all outstanding shares, , we intend to promptly deliver them to Airnet's management which is then required to, within fifteen days, to fix a meeting date. If management does not fix a meeting date within fifteen days, then, as allowed in the code of regulations, we shall fix a meeting date as set forth in Airnet's code of regulations. If a special meeting is called, we intend to distribute a notice of the meeting to shareholders (unless management does so) and to solicit proxies to remove the directors and to elect elect nominees whom we have not yet selected to be elected of our choosing to replace them. Please note that the enclosed authorization card does not authorize us to vote your shares at any meeting.

Phillip Goldstein, andAND Andrew Dakos and James M. Chadwick  are
each investment managers.   . PCI Fund, which is a limited
partnership organized under the laws of the State of California, is a private investment fund whose general partner is Pacific Coast Investment Partners, LLC (PCI Partners). As the general partner of PCI Fund, PCI Partners has the power to vote and dispose of the sShares held by PCI Fund. Mr. Goldstein's address is 60 Heritage Drive, Pleasantville, NY 10570, Mr. Dakos' address is 43 Waterford Drive, Montville, NJ 07045 and PCI Fund'sMr. Chadwick's address is 12220 El Camino Real, Suite 400, San Diego, CA 92130. As of April 13, 2005, Mr. Goldstein, Mr. Dakos, and PCI FundMr , and Nadel and Gussman Combined Funds LLC ("NGCF") (collectively the "Beneficial Owners"). Chadwick are deemed to be the beneficial owners of 839,500, 191,900, and 480,600, and 23,300503,900 shares of Airnet respectively owned by each of them and/or their clients. Pursuant to a contract with NGCF, filed as
Exhibit 2 to the April 15, 2005 Schedule 13D filed by the Beneficial Owners, PCI Partners has the sole power to dispose of the shares beneficially owned by NGCF. All of their purchases have been made since August 2004------------------- and except for one share held in record name, all of their shares are held in street name, some of which are in margin accounts. Neither Mr. Goldstein, Mr. Dakos, nor PCI Fund nor NGCFMr. Chadwick has sold any shares.

We are making this solicitation personally. Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies. They will not receive any special compensation for their services. We will ask banks and brokerage firms that hold shares for beneficial owners to forward our authorization material and the enclosed authorization card to the beneficial owners and we will reimburse them for their reasonable out-of-pocket expenses. Initially, we will bear all of the expenses related to this solicitation. Because we believe that shareholders will benefit from this solicitation, we intend to seek reimbursement of our expenses from Airnet. Shareholders will not be asked to vote on the reimbursement of our expenses, which we estimate will be $15,000, of which about $5,000 has been spent.

There is no arrangement or understanding involving us or any of our affiliates that relates to Airnet's securities or to any future employment by or any future transaction with Airnet or any of its affiliates.

DATED: May 4--, 2005























                       AUTHORIZATION CARD

 Authorization Solicited by Phillip Goldstein, Andrew Dakos and
  Pacific Coast Investment Partners, LLCJames M. Chadwick (PCI
Partners) to Request a Special Meeting of Stockholders of Airnet
                          Systems, Inc.

The undersigned hereby authorizes Phillip Goldstein, Andrew Dakos and PCI PartnersJames M. Chadwick to request that a special meeting of stockholders of Airnet Systems, Inc. be held as soon as practicable to (1) remove all the directors and (2) elect their replacements.

Please sign and date below. The undersigned hereby acknowledges receipt of the authorization statement dated May 4--, 2005 of Phillip Goldstein, Andrew Dakos and PCI PartnersJames M.
Chadwick.



SIGNATURE (S)_________________________________     Dated:
_______________











                       AUTHORIZATION CARD

 Authorization Solicited by Phillip Goldstein, Andrew Dakos and
Pacific Coast Investment Partners, LLC (PCI Partners) to Request a Special Meeting of Stockholders of Airnet Systems, Inc.

The undersigned hereby authorizes Phillip Goldstein, Andrew Dakos and PCI Partners to request that a special meeting of stockholders of Airnet Systems, Inc. be held as soon as practicable to (1) remove all the directors and (2) elect their replacements.

Please sign and date below.  The undersigned hereby acknowledges receipt of the authorization statement dated May 4, 2005 of Phillip Goldstein, Andrew Dakos and PCI Partners.



    SIGNATURE (S)_________________________________     Dated:
                         _______________